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                                                                    EXHIBIT 32.2


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Vincent J. Lombardo, Vice President and Chief Financial Officer of Ablest Inc. (the "Company"), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Quarterly Report on Form 10-Q of the Company for the period ended September 28, 2003 (the "Report"), which this certification accompanies, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                        /s/ Vincent J. Lombardo
                                        ----------------------------------------
                                        Vincent J. Lombardo,
                                        Vice President, Chief Financial Officer,
                                        Treasurer and Secretary


         October 24, 2003